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                                                                   Exhibit 23.1



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-83068 dated August 16, 1994 and No. 333-36390 dated May 5, 2000)
pertaining to The 1993 Incentive Plan of Fuel Tech N.V. of our report dated February 19, 2003, with respect to the consolidated financial statements of Fuel Tech N.V. included in this Annual Report on Form 10-K for the year ended December 31, 2002.


                                Ernst & Young LLP


Chicago, Illinois
March 11, 2003